Exhibit 99.1

Media Relations Contact For Accuride	Investor Relations Contact For Accuride
Timothy G. Weir, APR	Todd Taylor
Director of Public Affairs, Communications & Marketing	Vice President and Treasurer
(812) 962-5128 | tweir@accuridecorp.com	(812) 962-5105 | ttaylor@accuridecorp.com

FOR IMMEDIATE RELEASE

Accuride Files Definitive Proxy Materials and Mails Letter to Shareholders

▪	Accuride to be Acquired by Crestview Partners for $2.58 Per Share
▪	The Accuride Board of Directors Recommends Shareholders Vote “FOR” the Transaction

EVANSVILLE, Ind., October 17, 2016 — Accuride Corporation (NYSE: ACW) (“Accuride” or the “Company”) – a leading supplier of components to the North American and European commercial vehicle industries – today announced that it has filed its definitive proxy materials with the U.S. Securities and Exchange Commission in connection with the Company’s Special Meeting of Shareholders (the “Special Meeting”) to vote on the transaction with affiliates of Crestview Partners (“Crestview”).

The Special Meeting is scheduled for November 15, 2016.  Shareholders of record as of October 10, 2016 will be entitled to vote at the Special Meeting.

As previously announced on September 2, 2016, Accuride signed a definitive agreement to be acquired by affiliates of Crestview, a leading private equity firm, for $2.58 per share in cash. The Accuride Board of Directors unanimously recommends that shareholders vote “FOR” the proposed merger on the proxy card today.

In connection with the filing and mailing of its definitive proxy statement, Accuride is mailing a letter to shareholders detailing the value of the Crestview transaction for shareholders. In its letter, Accuride highlights that:

•	Accuride shareholders will receive a substantial premium and immediate and certain cash value for their shares;

•	The Crestview transaction is the outcome of a lengthy, thorough and comprehensive strategic alternatives review; and

•	The Crestview transaction eliminates standalone risk during a period of ongoing challenges in the North American commercial vehicle industry.

The full text of the letter follows:

YOUR VOTE REQUIRED:
ACCURIDE TO BE ACQUIRED BY CRESTVIEW PARTNERS FOR $2.58 PER SHARE

THE ACCURIDE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS
VOTE FOR THE TRANSACTION TODAY

SPECIAL MEETING TO BE HELD ON NOVEMBER 15, 2016

October 17, 2016

Dear Accuride shareholders,

As you know, on September 2, 2016, Accuride Corporation (“Accuride” or the “Company”) announced it had signed a definitive agreement to be acquired by affiliates of Crestview Partners (“Crestview”), a leading private equity firm, for $2.58 per share in cash.

Having conducted a lengthy and thorough process to evaluate strategic alternatives reasonably available for the Company, the Accuride Board of Directors unanimously determined that the Crestview proposal offered certain, compelling and immediate value to our shareholders.

You are asked to vote to APPROVE this value-creating transaction on November 15, 2016. Your Board unanimously recommends a vote “FOR” the proposed merger on the enclosed proxy card today.

ACCURIDE SHAREHOLDERS RECEIVE A SUBSTANTIAL PREMIUM AND
 IMMEDIATE AND CERTAIN CASH VALUE FOR THEIR SHARES

In an otherwise challenging operating environment, Accuride is pleased to present to its shareholders an opportunity to exchange their shares for certain cash value:

•	The $2.58 per share all-cash offer represents an 86% premium to the 90-day average volume weighted average price over Accuride’s closing stock price on September 1, 2016.

•	As recently as February 2016, Accuride stock traded at $0.77 per share, which comparatively represents a premium of 233%.

THE CRESTVIEW TRANSACTION IS THE OUTCOME OF A
THOROUGH AND COMPREHENSIVE STRATEGIC ALTERNATIVES REVIEW

Prior to reaching an agreement with Crestview, your Board ran a lengthy and thorough strategic alternatives review process, during which it engaged in discussions with multiple strategic and financial parties and evaluated opportunities to refinance Accuride’s $310 million in outstanding high-interest debt that matures in August 2018.

After considering the available alternatives to Crestview’s offer, as well as the opportunities and challenges associated with refinancing the Company’s outstanding debt and proceeding as a standalone business, your Board unanimously concluded that the proposed transaction with Crestview is in the best interests of Accuride shareholders.

In reaching the agreement with Crestview, and in line with its commitment to maximizing value, the Accuride Board negotiated a 35-day “go shop” period to solicit alternative proposals. During this period, the Board, with the assistance of its financial advisor, solicited alternative proposals from 59 potential acquirers, including Coliseum Capital Management. However, no alternative proposal was received.

THE CRESTVIEW TRANSACTION ELIMINATES STANDALONE RISK DURING A PERIOD OF ONGOING CHALLENGES FOR THE INDUSTRY

This is a particularly challenging time in the highly cyclical North American commercial vehicle industry, and Accuride’s financial performance in recent periods unfortunately has been influenced by these industry dynamics, despite continued strong operational execution.  Indeed, the most important end markets for Accuride’s products are facing ongoing challenges.

•	The Class 8 truck cycle trough has proved to be deeper and more difficult than industry forecasts had previously suggested:

o	Class 8 vehicle production forecasts continue to be revised downward;

o	ACT Research’s October 2016 North America Commercial Vehicle Outlook forecasts that Class 8 vehicle production in 2016 will be 30% below 2015 levels; and

o	The timing and strength of an upturn in the Class 8 market remains unclear, and management believes that this challenging market environment will continue into 2017.

•
The commercial vehicle trailer market appears to be starting its cyclical decline off of sustained multi-year highs, and could be headed for a sustained trough as transportation companies have substantially replaced their trailer fleets.

Competitive dynamics in the marketplace are compounding these demand challenges, as low-cost country-sourced wheel and wheel-end products continue to pressure our share and profitability in certain products and end-markets.

While your Board and leadership team are working hard to remain nimble in the face of these challenges by further reducing costs and driving efficiencies, managing through the downturn while refinancing the Company’s debt would involve substantial risks and would be difficult and costly to execute.  Refinancing the debt capital structure on terms less attractive than current terms would significantly impair cash flow generation.  As well, Accuride has currently and would continue to have very limited capital available to pursue growth initiatives.

The Board believes that Accuride would require a substantial equity investment to both refinance our capital structure on sustainable terms with lower leverage and to execute against a standalone plan. In the current public company context, any substantial equity investment is likely to be highly dilutive to non-participating shareholders and may result in a sale of control (or effective control) of the Company without the payment of an appropriate control premium.  Moreover, given the current challenges faced by the Company in light of the highly cyclical North American commercial vehicle industry, it may be difficult to complete such an equity investment in a timely manner, or at all, and this could have a significant negative impact on the ability to refinance the Company’s debt.

Your Board and leadership team have worked diligently over the past years to create a strong, enduring business platform at Accuride. The steep downturn in the Class 8 market (and earlier, the oil & gas end markets impacting the recently divested Brillion division) has unfortunately put a significant strain on our capital structure and standalone business plan. Notwithstanding these ongoing challenges, we secured the proposed acquisition offer at a substantial premium which compensates our shareholders for the long-term value of Accuride, including its value as a business platform and its growth opportunities.

VOTE “FOR” THE PROPOSED MERGER TODAY

Our proposed acquisition by Crestview provides Accuride shareholders with a substantial premium and immediate and certain cash value for their shares and eliminates the significant business and capital structure risks associated with executing against a standalone plan.

Your Board believes the proposed Crestview acquisition maximizes the value of your investment and unanimously recommends that you vote to approve it. Failing to vote has the same effect as a vote against the transaction. Your vote is important, no matter how many shares you own. Shareholders may vote by following the instructions on the enclosed proxy card, or, if your shares are held in ‘‘street name’’ through a broker, bank or nominee, by instructing your broker, bank or nominee on how to vote your shares using the voting instruction form furnished by your broker, bank or nominee.

Please take a moment to vote “FOR” the merger with Crestview TODAY by signing and returning the enclosed proxy card in the postage-paid envelope provided, or, if your shares are held in ‘‘street name’’ through a broker, bank or nominee, by instructing your broker, bank or nominee on how to vote your shares using the voting instruction form furnished by your broker, bank or nominee.

Thank you for your support.

Sincerely,

/s/ John W. Risner	/s/ Richard F. Dauch
John W. Risner	Richard F. Dauch
Chairman	President and Chief Executive Officer

If you have questions or need assistance voting your shares please contact:

Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104

Stockholders call toll-free: (800) 676-0281

About Accuride Corporation
With headquarters in Evansville, Ind., USA, Accuride Corporation is a leading supplier of components to the North American and European commercial vehicle industries. The company’s products include commercial vehicle wheels and wheel-end components and assemblies. The company’s products are marketed under its brand names, which include Accuride®, Accuride Wheel End Solutions™, Gunite® and Gianetti Ruote™. Accuride’s common stock trades on the New York Stock Exchange under the ticker symbol ACW. For more information: www.AccurideCorp.com.

Additional Information About the Acquisition and Where to Find It
Accuride filed a definitive proxy statement and related materials with the Securities and Exchange Commission (“SEC”) on October 17, 2016 for its special meeting of shareholders in connection with the proposed merger contemplated by the Agreement and Plan of Merger, dated September 2, 2016, by and among the Company, Armor Parent Corp. and Armor Merger Sub Corp. (such merger, the “proposed transaction” and such agreement, the “Merger Agreement”). The definitive proxy statement will be mailed to shareholders of Accuride on or about October 17, 2016. The definitive proxy statement contains important information about the proposed transaction and related matters. INVESTORS OF ACCURIDE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ACCURIDE, ARMOR PARENT CORP., ARMOR MERGER SUB CORP. AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials and other documents filed by Accuride with the SEC at the SEC’s website at www.sec.gov, at Accuride’s website at www.accuridecorp.com or by sending a written request to Accuride at 7140 Office Circle, Evansville, Indiana 47715, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation
 Accuride and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Accuride’s shareholders in connection with the proposed transaction is set forth in Accuride’s definitive proxy statement for its special shareholder meeting, which was filed on October 17, 2016. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed transaction is set forth in the definitive proxy statement. Information relating to the foregoing can also be found in Accuride’s definitive proxy statement for its 2016 Annual Meeting of Shareholders (the “2016 Proxy Statement”), which was filed with the SEC on March 18, 2016. To the extent that holdings of Accuride’s securities have changed since the amounts set forth in the 2016 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements
Certain statements contained in this document may be considered forward-looking statements within the meaning of the U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Accuride may be unable to obtain shareholder approval for the proposed transaction; (2) the conditions to the closing of the proposed transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the proposed transaction may involve unexpected costs, liabilities or delays; (4) the business of Accuride may suffer as a result of uncertainty surrounding the proposed transaction; (5) the outcome of any legal proceedings related to the proposed transaction; (6) Accuride may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) the failure by Armor Parent Corp. or Armor Merger Sub Corp. to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the proposed transaction; and (10) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. If the proposed transaction is consummated, Accuride’s shareholders will cease to have any equity interest in Accuride and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including Accuride’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, Accuride undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Accuride does not intend, and assumes no obligation, to update any forward-looking statements. Accuride’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the 2016 Proxy Statement and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov

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